                                                                    Exhibit 99.1

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                  June 14, 2004

I.  RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                               $          --
Available Funds:
    Contract payments received in this period                                                    $  455,289.31
    Sales, Use and Property Tax, Maintenance, Late Charges                                       $  185,252.70
    Prepayment Amount related to early termination in this period                                $   25,335.36
    Servicer Advance                                                                             $          --
    Proceeds received from recoveries on previously Defaulted Contracts                          $   11,125.23
    Proceeds on closed accounts (Chargeoffs/Settlements)                                         $1,091,430.75
    Transfer from Reserve Account                                                                $          --
    Interest Earned on Collection Account                                                        $      449.00
    Interest Earned on CSA Reserve Account                                                       $        4.44
    Funds allocated if shortfall exists from the CSA Reserve Account                             $          --
    Amounts paid per Contribution & Servicing Agreement Section 7.01 - Substitution              $          --
    Amounts paid under Insurance Policies                                                        $          --
    Any other amounts                                                                            $          --
                                                                                                 -------------
    Total Available Funds                                                                        $1,768,886.79
    Less Amounts to be Retained in Collection Account                                            $          --
                                                                                                 -------------
    AMOUNT TO BE DISTRIBUTED IN CURRENT MONTH                                                    $1,768,886.79
                                                                                                 =============

    DISTRIBUTION OF FUNDS:

    1.  To Trustee-Fees & Expenses                                                               $    1,372.09
    2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances               $          --
    3.  To Servicer, Tax, Maintenance, Late Charges                                              $  185,252.70
    4.  To Servicer, Servicing Fee and other Servicing Compensations                             $   30,184.58
    5.  To Noteholders
           Class A1 Interest                                                                     $          --
           Class A2 Interest                                                                     $          --
           Class A3 Interest                                                                     $          --
           Class A4 Interest                                                                     $          --
           Class A5 Interest                                                                     $   57,460.86
           Class B Interest                                                                      $    2,377.99
           Class C Interest                                                                      $    4,977.82
           Class D Interest                                                                      $    3,588.36
           Class E Interest                                                                      $    5,970.39
           Class A1 Principal                                                                    $          --
           Class A2 Principal (distributed after A1 Note matures)                                $          --
           Class A3 Principal (distributed after A2 Note matures)                                $          --
           Class A4 Principal (distributed after A3 Note matures)                                $          --
           Class A5 Principal (distributed after A4 Note matures)                                $1,477,701.99
           Class B Principal                                                                     $          --
           Class C Principal                                                                     $          --
           Class D Principal                                                                     $          --
           Class E Principal                                                                     $          --
    6.  To Reserve Account for Requirement per Indenture Agreement Section
        3.08 (Provided no Amortization Event)                                                    $          --
    7.  To Issuer-Residual Principal and Interest and Reserve Account Distribution
        a)   Residual Interest (Provided no Restricting or Amortization Event in effect)         $          --
        b)   Residual Principal (Provided no Restricting or Amortization Event in effect)        $          --
        c)   Reserve Account Distribution (Provided no Restricting or Amortization Event
             in effect)                                                                          $          --
                                                                                                 -------------
    TOTAL FUNDS DISTRIBUTED FOR CURRENT MONTH                                                    $1,768,886.79
                                                                                                 =============
    End of Period Collection Account Balance (Includes Payments in Advance & Restricting
    Event Funds (If any))                                                                        $          --
                                                                                                 =============

II.  RESERVE ACCOUNT

    Beginning Balance                                                                            $          --
         -Add Investment Earnings                                                                $          --
         -Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)         $          --
         -Less Distribution to Certificate Account                                               $          --
                                                                                                 -------------
    End of Period Balance                                                                        $          --
                                                                                                 =============
    Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
    (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances (Provided no
         Amortization Event))                                                                    $          --

    CSA RESERVE ACCOUNT

    Aggregate Beginning Balance*                                                                                       $ 455,526.54
         -Add Aggregate Investment Earnings                                                                            $     258.02
         -Add Series 1999-1 Amounts Deposited                                                                          $   4,660.42
         -Add Amounts Deposited for All Other Securitizations                                                          $ 220,884.61
                                                                                                                       ------------
    SubTotal Available Funds                                                                                           $ 681,329.59
    Amount Available to this series for payment of Claims based on Note Balances of all
    securitizations                                                                              $    7,792.08

         -Less Total Claims submitted for Series 1999-1                                                                $     (38.68)
         -Less Current Month Claims submitted for all other deals                                                      $(188,123.32)
         -Less Transfer of Investment Earnings to Available Funds for all Securitizations                              $    (258.02)
                                                                                                                       ------------
    Aggregate End of Period Balance                                                                                    $ 492,909.57
                                                                                                                       ============

    *The CSA Reserve account Beginning Balance has been modified to be the Aggregate Beginning Balance of all securitizations, rather than just the individual series' balance.


                                                           Payment Date: 6/14/04

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                  June 14, 2004

III.  CLASS A NOTE AGGREGATE PRINCIPAL BALANCE
    Beginning Aggregate Principal Balance of the Class A Notes                                                       $10,463,282.47

    Class A Overdue Interest, If Any                                                                                 $           --
    Class A Monthly Interest                                                                                         $    57,460.86
    Class A Overdue Principal, If Any                                                                                $           --
    Class A Monthly Principal                                                                                        $ 1,477,701.99
                                                                                                                     --------------
    Ending Aggregate Principal Balance of the Class A Notes                                                          $ 8,985,580.48
                                                                                                                     ==============

IV.  CLASS A NOTE PRINCIPAL BALANCE
    Beginning Principal Balance of the Class A Notes
                Class A1                                                                                             $           --
                Class A2                                                                                             $           --
                Class A3                                                                                             $           --
                Class A4                                                                                             $           --
                Class A5                                                                                             $10,463,282.47
                                                                                                                     --------------
                                                                                                                     $10,463,282.47

    Class A Monthly Interest
                Class A1 (Actual Number Days/360)                                                                    $           --
                Class A2                                                                                             $           --
                Class A3                                                                                             $           --
                Class A4                                                                                             $           --
                Class A5                                                                                             $    57,460.86

    Class A Monthly Principal
                Class A1                                                                                             $           --
                Class A2                                                                                             $           --
                Class A3                                                                                             $           --
                Class A4                                                                                             $           --
                Class A5                                                                                             $ 1,477,701.99
                                                                                                                     --------------
                                                                                                                     $ 1,477,701.99

    Ending Principal Balance of the Class A Notes
                Class A1                                                                                             $           --
                Class A2                                                                                             $           --
                Class A3                                                                                             $           --
                Class A4                                                                                             $           --
                Class A5                                         CUSIP 23334PAE3                                     $ 8,985,580.48
                                                                                                                     --------------
                                                                                                                     $ 8,985,580.48
                                                                                                                     ==============

    CLASS A5

    Interest Paid Per $1,000                           Original Face $42,620,000                                          1.3482135
    Principal Paid Per $1,000                          Original Face $42,620,000                                         34.6715623
    Ending Principal                                           Balance Factor                                             0.2108301

V.  CLASS B NOTE PRINCIPAL BALANCE                               CUSIP 23334PAF0
    Beginning Principal Balance of the Class B Notes                                                                 $   439,690.60

    Class B Overdue Interest, If Any                                                                                 $           --
    Class B Monthly Interest                                                                                         $     2,377.99
    Class B Overdue Principal, If Any                                                                                $           --
    Class B Monthly Principal                                                                                        $           --
                                                                                                                     --------------
    Ending Principal Balance of the Class B Notes                                                                    $   439,690.60
                                                                                                                     ==============

    Interest Paid Per $1,000                            Original Face $3,768,000                                          0.6311023
    Principal Paid Per $1,000                           Original Face $3,768,000                                          0.0000000
    Ending Principal                                           Balance Factor                                             0.1166907

VI. CLASS C NOTE PRINCIPAL BALANCE                               CUSIP 23334PAG8
    Beginning Principal Balance of the Class C Notes                                                                 $   880,381.29

    Class C Overdue Interest, If Any                                                                                 $           --
    Class C Monthly Interest                                                                                         $     4,977.82
    Class C Overdue Principal, If Any                                                                                $           --
    Class C Monthly Principal                                                                                        $           --
                                                                                                                     --------------
    Ending Principal Balance of the Class C Notes                                                                    $   880,381.29
                                                                                                                     ==============

    Interest Paid Per $1,000                            Original Face $7,537,000                                          0.6604514
    Principal Paid Per $1,000                           Original Face $7,537,000                                          0.0000000
    Ending Principal                                           Balance Factor                                             0.1168079


                                                           Payment Date: 6/14/04

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                               June 14, 2004

VII.  CLASS D NOTE PRINCIPAL BALANCE                             CUSIP 23334PAH6

    Beginning Principal Balance of the Class D Notes                                                                 $   586,254.14

    Class D Overdue Interest, If Any                                                                                 $           --
    Class D Monthly Interest                                                                                         $     3,588.36
    Class D Overdue Principal, If Any                                                                                $           --
    Class D Monthly Principal                                                                                        $           --
                                                                                                                     --------------
    Ending Principal Balance of the Class D Notes                                                                    $   586,254.14
                                                                                                                     ==============

    Interest Paid Per $1,000                            Original Face $5,024,000                                          0.7142444
    Principal Paid Per $1,000                           Original Face $5,024,000                                          0.0000000
    Ending Principal                                           Balance Factor                                             0.1166907

VIII.  CLASS E NOTE PRINCIPAL BALANCE                            CUSIP 23334PAJ2

    Beginning Principal Balance of the Class E Notes                                                                 $   734,817.69

    Class E Overdue Interest, If Any                                                                                 $           --
    Class E Monthly Interest                                                                                         $     5,970.39
    Class E Overdue Principal, If Any                                                                                $           --
    Class E Monthly Principal                                                                                        $           --
                                                                                                                     --------------
    Ending Principal Balance of the Class E Notes                                                                    $   734,817.69
                                                                                                                     ==============

    Interest Paid Per $1,000                            Original Face $6,282,000                                          0.9503970
    Principal Paid Per $1,000                           Original Face $6,282,000                                          0.0000000
    Ending Principal                                           Balance Factor                                             0.1169719

IX.  ISSUERS RESIDUAL PRINCIPAL BALANCE

    Beginning Residual Principal Balance                                                                             $           --

    Residual Interest                                                                                                $           --
    Residual Principal                                                                                               $           --
                                                                                                                     --------------
    Ending Residual Principal Balance                                                                                $           --
                                                                                                                     ==============
X. PAYMENT TO SERVICER

     -Collection period Servicer Fee to USB                                                                          $    30,184.58
     -Servicer Advances Reimbursement                                                                                $           --
     -Tax, Maintenance, Late Charges                                                                                 $   185,252.70
                                                                                                                     --------------
    Total amounts due to Servicer                                                                                    $   215,437.28
                                                                                                                     ==============


                                                           Payment Date: 6/14/04

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                  June 14, 2004

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A (SEE EXHIBIT B)

    Aggregate Discounted Contract Balance at the beginning of the related Collection Period                          $9,321,977.38

        Portion of ADCB at the BEGINNING of the related Collection Period that is Current           $8,459,282.66
        Portion of ADCB at the BEGINNING of the related Collection Period that is Delinquent
              Payments                                                                              $  862,694.72

        Portion of ADCB at the END of the related Collection Period that is Current                 $6,244,407.65
        Portion of ADCB at the END of the related Collection Period that is Delinquent
              Payments                                                                              $  440,032.32
                                                                                                                      -------------
    Aggregate Discounted Contract Balance at the end of the related Collection Period                                 $6,684,439.97
                                                                                                                      =============

    Decline in Aggregate Discounted Contract Balance                                                                  $2,637,537.41

POOL B (SEE EXHIBIT C)

    Aggregate Discounted Contract Balance at the beginning of the related Collection Period                           $1,021,373.86

        Portion of ADCB at the BEGINNING of the related Collection Period that is Current           $  852,414.70
        Portion of ADCB at the BEGINNING of the related Collection Period that is Delinquent
              Payments                                                                              $  168,959.16

        Portion of ADCB at the END of the related Collection Period that is Current                 $  701,856.62
        Portion of ADCB at the END of the related Collection Period that is Delinquent Payments     $  179,041.19

                                                                                                                      -------------
    Aggregate Discounted Contract Balance at the end of the related Collection Period                                 $  880,897.81
                                                                                                                      =============

    Decline in Aggregate Discounted Contract Balance                                                                  $  140,476.05

                                                                                                                      -------------
    AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                 $7,565,337.78
                                                                                                                      =============

* The ADCB will consist of the present value of each remaining contract payment and unpaid balances, taking into account payments received with a future due date.

XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS

 Lease #
 (See EXHIBIT A)                                                                                 Current Month        Cumulative
                                                                                                 -------------     ----------------
                                           Pool A Total Discounted Present Value                 $1,138,540.08     $   7,338,349.10
                                           Pool B Total Discounted Present Value                 $          --     $     425,098.23
                                                                                                                   ----------------
a)  Discounted Contract Balances of all Defaulted Contracts                                                        $   7,763,447.33
b)  ADCB at Closing Date                                                                                           $ 251,182,193.26
c)  (Cannot Exceed 6% over the Life of the Pool)                                                                               3.09%


                                                           Payment Date: 6/14/04

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                  June 14, 2004

XIII.  CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS-PREPAYMENTS (POOL A)

                                                                                                                     Predecessor
                                                                                    Discounted       Predecessor     Discounted
Lease #                                                                            Present Value        Lease #     Present Value
-----------------------------------------------------------------------------------------------------------------------------------
2199-001                                                                       $      1,112,975.58     1881-001    $   2,435,321.88
1231-041                                                                       $        953,502.31
1560-013                                                                       $        342,866.78
                   Cash                                                        $         25,977.21
3323-002                                                                       $        932,975.98      912-501    $     492,124.09
3330-002                                                                       $        784,394.56      917-501    $     536,814.08
                                                                               -------------------      917-502    $     578,192.91
                                                                                                        920-501    $      35,076.58
                                                                                                       1912-001    $      34,364.63
                                                                                                                   ----------------
                                                                     Totals:   $      4,152,692.42                 $   4,111,894.17

a) Discounted Contract Balances of All Prepaid Contracts                                                           $   4,111,894.17
b) ADCB of Pool A at Closing Date                                                                                  $ 201,135,070.09
c) (Cannot Exceed 10% Over the Life of the Pool)                                                                               2.04%

Data for Current Reporting Period Substitutions
------------------------------------------------------------------------------
a) Total Discounted Contract Balance of Predecessor Receivables                                        $     --
b) Total Discounted Contract Balance of Substitute Receivables                                         $     --
c) If (a) > (b), amount to be deposited in Collection Account per Contribution
     & Servicing Agreement 7.02                                                                        $     --

Changes in any of the above detail during the related Collection Period                                YES         NO      X
                                                                                                       ----------------------------

CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS-PREPAYMENTS (POOL B)

                                                                                                                     Predecessor
                                                                                    Discounted       Predecessor     Discounted
Lease #                                                                            Present Value        Lease #     Present Value
-----------------------------------------------------------------------------------------------------------------------------------
NONE

                                                                     Totals:           $    -

a) Discounted Contract Balances of All Prepaid Contracts                                                           $              -
b) ADCB of Pool B at Closing Date                                                                                  $  50,047,123.17
c) (Cannot Exceed 10% Over the Life of the Pool Unless Rating
      Agency Approves)                                                                                                         0.00%

Data for Current Reporting Period Substitutions
------------------------------------------------------------------------------
a) Total Discounted Contract Balance of Predecessor Receivables                                        $     --
b) Total Discounted Contract Balance of Substitute Receivables                                         $     --
c) If (a) > (b), amount to be deposited in Collection Account per Contribution
     & Servicing Agreement 7.02                                                                        $     --

Changes in any of the above detail during the related Collection Period                                YES         NO      X
                                                                                                       ----------------------------

XIV.  CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS-NON-PERFORMING (POOL A)

                                                                                                                     Predecessor
                                                                                    Discounted       Predecessor     Discounted
Lease #                                                                            Present Value        Lease #     Present Value
-----------------------------------------------------------------------------------------------------------------------------------
408-502                                                                        $        495,646.95       277-103   $   2,561,363.27
1042-501                                                                       $      1,631,421.93      1513-002   $     953,250.10
2375-001                                                                       $      1,286,730.05      1725-002   $     588,254.35
1097-506                                                                       $        675,567.93
                   Cash                                                        $         13,500.87
2545-002                                                                       $        964,543.83      2205-001   $   3,763,600.22
2907-001                                                                       $        472,557.70
2000667-2                                                                      $        190,558.39
2004051-2                                                                      $        695,143.77
2004051-3                                                                      $        993,964.93
2004887-1                                                                      $        212,022.60
2005804-1                                                                      $        236,366.53
                                                                               -------------------                 ----------------
                                                                     Totals:   $      7,868,025.48                 $   7,866,467.94

a) Discounted Contract Balances of All Non-Performing Contracts                                                    $   7,866,467.94
b) ADCB of Pool A at Closing Date                                                                                  $ 201,135,070.09
c) (Cannot Exceed 10% Over the Life of the Pool)                                                                               3.91%

Data for Current Reporting Period Substitutions
------------------------------------------------------------------------------
a) Total Discounted Contract Balance of Predecessor Receivables                                        $     --
b) Total Discounted Contract Balance of Substitute Receivables                                         $     --
c) If (a) > (b), amount to be deposited in Collection Account
       per Contribution & Servicing Agreement 7.02                                                     $     --

Changes in any of the above detail during the related Collection
       Period                                                                                          YES         NO      X
                                                                                                       ----------------------------

CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS -GENERAL RIGHTS (POOL B)

                                                                                                                     Predecessor
                                                                                    Discounted       Predecessor     Discounted
Lease #                                                                            Present Value        Lease #     Present Value
-----------------------------------------------------------------------------------------------------------------------------------
1528-003                                                                       $        642,004.10       960-501   $      82,012.38
2826-003                                                                       $        205,317.69       960-502   $      28,390.17
2906-001                                                                       $        496,511.61      1043-501   $     641,289.38
                   Cash                                                        $          3,932.26      1043-502   $     596,073.73
                                                                               -------------------                 ----------------
                                                                     Totals:   $      1,347,765.66                 $   1,347,765.66

a) Discounted Contract Balances of all Contracts Substituted                                                       $   1,347,765.66
b) ADCB of Pool B at Closing Date                                                                                  $  50,047,123.17
c) (Cannot Exceed 10% Over the Life of the Pool)                                                                               2.69%

Data for Current Reporting Period Substitutions
------------------------------------------------------------------------------
a) Total Discounted Contract Balance of Predecessor Receivables                                        $     --
b) Total Discounted Contract Balance of Substitute Receivables                                         $     --
c) If (a) > (b), amount to be deposited in Collection Account
       per Contribution & Servicing Agreement 7.02                                                     $     --

Changes in any of the above detail during the related Collection
       Period                                                                                          YES         NO      X
                                                                                                       ----------------------------


                                                           Payment Date: 6/14/04

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                  June 14, 2004

XV.  POOL PERFORMING MEASUREMENTS

1.  Aggregate Discounted Contract Balance

    Contracts Delinquent > 90 days

     - This Month  :                                                                             $  1,211,785.44
     -1 Month Prior  :                                                                           $  2,281,499.33
     -2 Months Prior  :                                                                          $  2,216,515.19
                                                                                                 ---------------
     Total                                                                                       $  5,709,799.96

    a) 3 Month Average:                                                                          $  1,903,266.65

     Total Outstanding Contracts

     - This Month  :                                                                             $  7,565,337.78
     -1 Month Prior  :                                                                           $ 10,343,351.24
     -2 Months Prior  :                                                                          $ 11,351,273.99
                                                                                                 ---------------
     Total                                                                                       $ 29,259,963.01

    b) 3 Month Average:                                                                          $  9,753,321.00
    c) a/b                                                                                                 19.51%

2.  Does a Delinquency Condition Exist (1c > 6%)?                                                      YES
                                                                                                       ---
3.  Restricting Event Check

    A.  A Delinquency Condition Exists for Current Period?                                             YES
                                                                                                       ---
    B.  An Indenture Event of Default has occurred and is then Continuing? *                            NO
                                                                                                       ---
4.  Has a Servicer Event of Default Occurred? *                                                         NO
                                                                                                       ---
5.  Amortization Event?                                                                                YES
                                                                                                       ---
6.  Aggregate Discounted Contract Balance at Closing Date                                        $251,182,193.26

    Aggregate Discounted Contract Balances (A.D.C.B.) of Contracts listed as more than:

    A.D.C.B  **
    30 Days Overdue                                                                              $    229,839.95
    60 Days Overdue                                                                              $        317.78
    90 Days Overdue                                                                              $             -
    120 Days Overdue                                                                             $    753,863.67
    150 Days Overdue                                                                             $    457,921.77
    180 Days Overdue                                                                             $             -
                                                                                                 ---------------
                                                                                                 $  1,441,943.17

    % OF TOTAL                                                                                   $  7,565,337.78
    A.D.C.B
    30 Days Overdue                                                                                        3.038%
    60 Days Overdue                                                                                        0.004%
    90 Days Overdue                                                                                        0.000%
    120 Days Overdue                                                                                       9.965%
    150 Days Overdue                                                                                       6.053%
    180 Days Overdue                                                                                       0.000%

--------------------------------------------------------------------------------

* Pursuant to the Settlement Agreement, any Indenture or Contribution & Servicing Agreement event of default listed under Section XV that occurred prior to February 24, 2004 are waived.

** Previously reported ADCB calculations were based on scheduled present value and calculations on this report and going forward will include the present value of each remaining contract payment and unpaid balances.


                                                           Payment Date: 6/14/04

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                  June 14, 2004

EXHIBIT # A -DETAIL ON DEFAULTED CONTRACTS

                                                 DISCOUNTED
DEFAULT MONTH      CONTRACT #       POOL      CONTRACT BALANCE
-------------      ----------       ----      ----------------
    Aug-03         0000863-506       B         $     9,874.69
    Oct-03         0001229-106       A         $ 1,453,645.06
    Nov-03         0002116-001       A         $    81,267.15
    Jan-04         0001907-001       A         $   127,440.56
    Jan-04         0001907-002       A         $    48,688.29
    Jan-04         0001907-003       A         $    70,953.61
    Jan-04         0001907-004       A         $    15,842.90
    Jan-04         0001907-005       A         $    24,181.27
    Jan-04         0003323-002       A         $   609,354.84
    Jan-04         0003330-002       A         $   512,311.81
    Jan-04         0001904-001       A         $   338,639.96
    Jan-04         0001904-002       A         $   318,650.28
    Jan-04         0002178-001       A         $   337,269.84
    Feb-04         0001809-003       A         $    10,433.58
    Feb-04         0002375-001       A         $   597,529.28
    Feb-04         0002103-002       A         $    11,777.59
    Feb-04         0002104-002       A         $    11,777.59
    Feb-04         0002057-001       A         $    61,636.45
    Feb-04         0001574-006       A         $   470,344.66
    Feb-04         0002104-001       A         $   445,258.86
    Feb-04         0002103-001       A         $   473,873.29
    Feb-04         0001574-007       A         $    10,494.74
    Feb-04         0001950-001       A         $    80,387.32
    Feb-04         0001918-001       A         $     9,765.81
    Feb-04         0002186-002       B         $    58,677.92
    Feb-04         0002186-001       B         $   271,166.51
    Mar-04         9805300-101       A         $     4,527.84
    Apr-04         1935-001          A         $    71,552.25
    Apr-04         9803975-501       A         $       880.94
    Apr-04         9900075-401       A         $       705.52
    May-04         0000873-007       A         $    50,323.33
    May-04         0001231-032       A         $    71,797.51
    May-04         0001829-003       A         $   105,625.00
    May-04         0004188-401       A         $     5,451.63
    May-04         0001945-001       A         $   905,342.60

CHARGEOFFS
    Dec-03         3011206-307       A         $       607.87

SETTLEMENT
    Jan-04         0001305-007       B         $    85,379.11
    Apr-04         998-501           A         $         9.87
                                               --------------
                                               $ 7,763,447.33
                                               ==============

CURRENT MONTH DEFAULTS RETURNED TO ADCB
    Apr-04         4232-401          A         $    10,680.28
    Apr-04         110-563           B         $     8,840.58

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2004

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A EXHIBIT B

                        APR ADCB            APR DELINQ            MAY ADCB           MAY DELINQ
001-2041076-402      $            -      $              -      $            -      $             -
001-3091316-103      $            -      $              -      $            -      $             -
001-0000867-505      $            -      $              -      $            -      $             -
022-4051125-402      $            -      $              -      $            -      $             -
022-5111018-102      $            -      $              -      $            -      $             -
001-0000997-501      $            -      $              -      $            -      $             -
002-9600645-602      $            -      $              -      $            -      $             -
001-0001003-002      $            -      $      55,782.70      $            -      $     55,782.70
001-9704153-704      $            -      $              -      $            -      $             -
001-9702198-504      $            -      $              -      $            -      $             -
001-0001506-002      $            -      $              -      $            -      $             -
001-0001609-005      $            -      $              -      $            -      $             -
001-0001619-005      $            -      $       8,157.25      $            -      $      8,157.25
012-9703049-701      $            -      $              -      $            -      $             -
001-0001640-005      $            -      $       3,616.72      $            -      $      3,616.72
001-0001686-004      $            -      $       2,467.29      $            -      $      2,467.29
001-0001702-006      $            -      $              -      $            -      $             -
001-0001738-003      $            -      $              -      $            -      $             -
001-0001743-002      $            -      $              -      $            -      $             -
001-0001830-004      $            -      $              -      $            -      $             -
001-0001843-002      $            -      $              -      $            -      $             -
001-0001859-001      $            -      $              -      $            -      $             -
001-0001918-003      $            -      $              -      $            -      $             -
001-0001921-001      $            -      $              -      $            -      $             -
001-0001963-001      $            -      $              -      $            -      $             -
001-0001967-003      $            -      $              -      $            -      $             -
001-0001972-001      $            -      $              -      $            -      $             -
001-0001984-001      $            -      $              -      $            -      $             -
001-0001995-001      $            -      $              -      $            -      $             -
022-9801196-102      $            -      $              -      $            -      $             -
001-0002087-001      $            -      $              -      $            -      $             -
013-9804221-501      $            -      $              -      $            -      $             -
001-0002096-001      $            -      $              -      $            -      $             -
001-9804245-101      $            -      $              -      $            -      $             -
001-0002096-002      $            -      $              -      $            -      $             -
001-0002096-003      $            -      $              -      $            -      $             -
001-0002096-004      $            -      $              -      $            -      $             -
001-0002096-005      $            -      $              -      $            -      $             -
001-0002096-006      $            -      $              -      $            -      $             -
001-0002096-007      $            -      $              -      $            -      $             -
001-0002096-008      $            -      $              -      $            -      $             -
001-0002096-009      $            -      $              -      $            -      $             -
001-0002096-010      $            -      $              -      $            -      $             -
001-0002108-001      $            -      $              -      $            -      $             -
001-0002111-001      $            -      $              -      $            -      $             -
022-9801973-102      $            -      $              -      $            -      $             -
002-9802002-603      $            -      $              -      $            -      $             -
001-0002145-001      $            -      $              -      $            -      $             -
001-0002147-001      $            -      $              -      $            -      $             -
001-0002201-001      $            -      $       2,125.25      $            -      $             -
001-9802709-102      $            -      $              -      $            -      $        255.35
001-9802709-103      $            -      $              -      $            -      $         62.43
001-9802766-602      $            -      $              -      $            -      $             -
001-9804477-101      $            -      $              -      $            -      $             -
012-9802867-401      $            -      $              -      $            -      $             -
001-9804554-101      $            -      $              -      $            -      $             -
031-9802991-701      $            -      $              -      $            -      $             -
001-9804562-501      $            -      $              -      $            -      $             -
001-9804571-401      $            -      $              -      $            -      $             -
001-1021003-408      $            -      $              -      $            -      $             -
001-9803023-501      $            -      $              -      $            -      $             -
001-9804615-601      $            -      $              -      $            -      $             -
001-9803066-501      $            -      $              -      $            -      $             -
022-9804640-101      $            -      $              -      $            -      $             -
001-9804678-701      $            -      $              -      $            -      $             -
001-9804771-601      $            -      $              -      $            -      $             -
001-9804790-501      $            -      $              -      $            -      $             -
001-9804848-401      $            -      $              -      $            -      $             -
001-9803147-501      $            -      $              -      $            -      $             -
001-9804849-401      $            -      $              -      $            -      $             -
031-9804850-701      $            -      $         531.55      $            -      $             -
001-9803163-502      $            -      $              -      $            -      $             -
001-9803228-501      $            -      $              -      $            -      $             -
001-9804869-601      $            -      $              -      $            -      $             -
001-9804991-502      $            -      $              -      $            -      $             -
001-9803414-501      $            -      $              -      $            -      $             -
001-9805029-401      $            -      $              -      $            -      $             -
001-9803445-101      $            -      $              -      $            -      $             -
001-9803449-601      $            -      $              -      $            -      $             -
001-9803488-101      $            -      $              -      $            -      $             -
001-9805318-901      $            -      $              -      $            -      $             -
031-9805428-701      $            -      $              -      $            -      $             -
001-9803630-501      $            -      $              -      $            -      $             -
001-9803678-501      $            -      $         264.82      $            -      $        264.82
001-9803716-601      $            -      $              -      $            -      $             -
001-9900018-401      $            -      $              -      $            -      $             -
001-9900028-901      $            -      $              -      $            -      $             -

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2004


001-9900037-901      $            -      $         291.14      $            -      $        291.14
001-9803855-501      $            -      $              -      $            -      $             -
031-9900095-701      $            -      $              -      $            -      $             -
001-9900157-901      $            -      $              -      $            -      $             -
001-9900175-401      $            -      $              -      $            -      $             -
001-9803904-401      $            -      $              -      $            -      $             -
001-9900221-901      $            -      $              -      $            -      $             -
001-9803943-501      $            -      $              -      $            -      $             -
001-9803947-401      $            -      $              -      $            -      $             -
001-9803972-401      $            -      $              -      $            -      $             -
001-9804207-501      $            -      $              -      $            -      $             -
001-9804198-401      $            -      $              -      $            -      $             -
031-9900179-701      $            -      $              -      $            -      $             -
031-9900212-701      $            -      $         327.48      $            -      $             -
013-9802545-101      $            -      $         435.56      $            -      $             -
001-0001946-004      $            -      $       1,689.64      $            -      $             -
001-0001986-002      $            -      $              -      $            -      $             -
001-0001984-002      $            -      $              -      $            -      $             -
001-0001738-005      $            -      $       7,316.99      $            -      $             -
001-0001986-001      $            -      $              -      $            -      $             -
001-0001828-003      $     2,856.48      $       1,441.00      $            -      $             -
001-0001946-003      $     3,003.13      $       3,021.00      $            -      $      3,021.00
001-0002093-002      $     8,188.03      $              -      $            -      $             -
001-0002081-001      $    26,870.15      $      48,191.48      $            -      $     27,030.07
001-0001905-004      $     2,082.00      $              -      $     1,044.09      $             -
001-0001022-501      $     4,088.24      $              -      $     2,733.57      $             -
001-0002192-001      $     4,027.33      $              -      $     4,027.33      $             -
001-0001788-001      $    10,151.29      $              -      $     5,090.70      $      5,517.86
001-0001857-002      $     6,892.41      $              -      $     5,530.24      $             -
001-0001905-002      $    12,099.88      $              -      $     6,067.89      $             -
001-0002143-001      $     9,448.37      $              -      $     7,107.26      $             -
001-0002143-002      $    23,281.70      $              -      $    17,512.98      $             -
001-0002214-001      $    27,547.49      $      25,587.61      $    20,721.79      $     32,577.25
001-0001905-001      $    49,824.70      $              -      $    24,986.26      $             -
001-0001824-007      $    32,064.77      $              -      $    30,696.28      $             -
001-0001883-001      $    52,583.59      $              -      $    35,159.62      $             -
001-0001826-001      $    74,655.65      $              -      $    49,917.95      $             -
001-0004193-401      $    68,670.11      $              -      $    64,635.79      $             -
003-2000667-002      $    70,799.56      $              -      $    67,268.90      $             -
001-0001560-013      $    85,672.64      $              -      $    79,314.50      $             -
001-0001097-506      $    93,053.14      $      54,446.52      $    79,995.29      $     68,058.15
003-2005804-001      $    90,837.13      $              -      $    86,546.73      $             -
001-0001824-006      $    93,328.96      $              -      $    88,401.38      $             -
001-0001830-005      $    96,900.05      $              -      $    96,900.05      $             -
001-0004193-405      $   117,339.13      $              -      $   110,445.54      $             -
001-0001171-005      $   137,627.67      $      19,872.00      $   118,574.73      $     19,872.00
001-0001996-001      $   139,307.44      $              -      $   122,253.49      $             -
001-0002907-001      $   162,840.10      $       1,515.00      $   153,709.21      $             -
001-0001917-001      $   301,892.82      $      18,724.61      $   284,964.84      $     18,724.61
001-0001231-041      $   308,712.00      $      82,091.30      $   294,130.96      $     98,509.56
001-0001830-002      $   496,924.61      $              -      $   453,077.93      $     46,804.00
001-0002107-001      $   854,782.86      $      45,460.20      $   814,409.89      $     45,459.98
001-0001930-002      $   953,483.77      $              -      $   902,774.75      $             -
001-0001930-003      $   953,483.77      $              -      $   902,774.75      $             -
001-0002063-001      $ 1,362,232.97      $              -      $ 1,313,632.95      $             -
001-0004232-401      $            -      $      10,680.28      $            -      $      3,560.14     May-04 Return to ADCB

PAYOFFS
001-0001016-501      $            -      $              -      $            -      $            -         May, 2004 Payoff
001-0001738-004      $            -      $              -      $            -      $            -         May, 2004 Payoff
001-0001740-004      $            -      $       1,808.32      $            -      $            -         May, 2004 Payoff
001-0001933-001      $            -      $              -      $            -      $            -         May, 2004 Payoff
001-0001933-002      $            -      $              -      $            -      $            -         May, 2004 Payoff
031-9804309-701      $            -      $              -      $            -      $            -         May, 2004 Payoff
013-9804492-101      $            -      $              -      $            -      $            -         May, 2004 Payoff
013-9804852-401      $            -      $              -      $            -      $            -         May, 2004 Payoff
001-9805364-401      $            -      $              -      $            -      $            -         May, 2004 Payoff
001-9804101-901      $            -      $              -      $            -      $            -         May, 2004 Payoff
001-0001987-001      $            -      $      18,651.90      $            -      $            -         May, 2004 Payoff
001-0001833-001      $            -      $      17,826.82      $            -      $            -         May, 2004 Payoff
001-0001833-002      $     4,821.49      $              -      $            -      $            -         May, 2004 Payoff
001-0001929-001      $            -      $              -      $            -      $            -        April, 2004 Payoff
001-0001938-002      $            -      $              -      $            -      $            -        April, 2004 Payoff
001-0001992-001      $            -      $              -      $            -      $            -        April, 2004 Payoff
001-9805028-901      $            -      $              -      $            -      $            -        April, 2004 Payoff
001-9805051-501      $            -      $              -      $            -      $            -        April, 2004 Payoff
001-9803456-501      $            -      $              -      $            -      $            -        April, 2004 Payoff
001-9803839-401      $            -      $              -      $            -      $            -        April, 2004 Payoff
001-9803947-402      $            -      $              -      $            -      $            -        April, 2004 Payoff
001-9804060-101      $            -      $              -      $            -      $            -        April, 2004 Payoff
013-9804264-401      $            -      $              -      $            -      $            -        April, 2004 Payoff
                     ----------------------------------------------------------------------------
                     $ 8,459,282.66      $     862,694.72      $ 6,244,407.65      $   440,032.32
                     ============================================================================

DEFAULTS
001-0001829-003      $            -      $     105,625.00      $            -      $   105,625.00        May, 2004 Default
001-0004188-401      $            -      $       5,451.63      $            -      $     5,451.63        May, 2004 Default
001-0000873-007      $    22,652.76      $      23,058.81      $            -      $    27,670.57        May, 2004 Default
001-0001231-032      $    32,319.25      $      32,898.55      $            -      $    39,478.26        May, 2004 Default
001-0001945-001      $   572,735.04      $     274,016.58      $            -      $   332,607.56        May, 2004 Default
001-0000998-501      $            -      $     4,353.30                                                 April, 2004 Default
001-0001935-001      $            -      $    71,552.25                                                 April, 2004 Default

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                SERVICER REPORT
                              For the Payment Date
                                  May 13, 2004

034-9900075-401      $            -      $       705.52                                                 April, 2004 Default
001-9803975-501      $            -      $       880.94                                                 April, 2004 Default
001-9805300-101                                                                                         March, 2004 Default
001-0001574-006                                                                                        February, 2004 Default
001-0001574-007                                                                                        February, 2004 Default
001-0001809-003                                                                                        February, 2004 Default
001-0001918-001                                                                                        February, 2004 Default
001-0001950-001                                                                                        February, 2004 Default
001-0002057-001                                                                                        February, 2004 Default
001-0002103-001                                                                                        February, 2004 Default
001-0002103-002                                                                                        February, 2004 Default
001-0002104-001                                                                                        February, 2004 Default
001-0002104-002                                                                                        February, 2004 Default
001-0002375-001                                                                                        February, 2004 Default
                   ------------------------------------------------------------------------------
                    APR DEFAULTS DCB     $    88,172.29       MAY DEFAULTS DCB     $ 1,138,540.08
                   ==============================================================================

SETTLEMENTS                                                                          GAIN/LOSS
001-0001730-005      $   526,768.44      $            -     May,2004 Settlement    $    (1,021.95)
001-0001730-003      $   562,431.73      $            -     May,2004 Settlement    $    (1,090.90)
                   ------------------------------------------------------------------------------
                   APR TOTAL BALANCE     $ 9,321,977.38      MAY TOTAL BALANCE     $ 6,684,439.97
                   ==============================================================================

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                  June 14, 2004

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL B EXHIBIT C

                        APR ADCB           APR DELINQ             MAY ADCB           MAY DELINQ
001-0000021-504      $            -      $            -        $            -      $            -
001-0000110-550      $            -      $            -        $            -      $            -
001-0000110-560      $            -      $            -        $            -      $            -
001-0000923-501      $            -      $            -        $            -      $            -
001-0000926-501      $            -      $            -        $            -      $            -
001-0000945-501      $            -      $            -        $            -      $            -
001-0000974-501      $            -      $            -        $            -      $            -
001-0000975-501      $            -      $            -        $            -      $            -
001-0001008-501      $            -      $            -        $            -      $            -
001-0001009-501      $            -      $            -        $            -      $            -
001-0001010-501      $            -      $            -        $            -      $            -
001-0001020-501      $            -      $            -        $            -      $            -
001-0001021-501      $            -      $            -        $            -      $            -
001-0001026-501      $            -      $            -        $            -      $            -
001-0001028-501      $            -      $            -        $            -      $            -
001-0001035-506      $            -      $            -        $            -      $            -
001-0001039-501      $            -      $            -        $            -      $            -
001-0001579-004      $            -      $            -        $            -      $            -
001-0002073-002      $            -      $            -        $            -      $            -
001-0002073-003      $            -      $            -        $            -      $            -
001-0002073-004      $            -      $            -        $            -      $            -
001-0002073-005      $            -      $            -        $            -      $            -
001-0002073-006      $            -      $            -        $            -      $            -
001-0002073-008      $            -      $            -        $            -      $            -
001-0002109-003      $            -      $            -        $            -      $            -
001-0004161-404      $            -      $            -        $            -      $            -
001-0004240-402      $            -      $            -        $            -      $            -
001-0002165-001      $            -      $            -        $            -      $            -
001-0004274-401      $            -      $            -        $            -      $            -
001-0000904-503      $            -      $            -        $            -      $            -
001-0000925-504      $     2,654.42      $            -        $     2,329.47      $            -
001-0002183-002      $     3,528.01      $            -        $     2,358.98      $            -
001-0000925-502      $     2,718.69      $            -        $     2,385.87      $            -
001-0000925-503      $     2,430.71      $            -        $     2,430.71      $            -
001-0001996-002      $     7,000.35      $            -        $     6,143.37      $            -
001-0002149-001      $     7,124.04      $            -        $     7,124.04      $            -
001-0002183-003      $    12,486.28      $            -        $     8,348.86      $            -
001-0001945-005      $    38,822.78      $     9,173.24        $    34,791.74      $    13,435.33
001-0002183-001      $    67,327.29      $            -        $    45,017.89      $            -
001-0001945-006      $    51,599.96      $    16,563.07        $    46,242.23      $    20,085.02
001-0001945-003      $    72,196.00      $    26,738.03        $    64,699.75      $    32,521.08
001-0001945-004      $    81,778.89      $    23,210.30        $    73,287.62      $    30,045.39
001-0002826-003      $    83,438.16      $     4,437.50        $    79,497.23      $     8,875.00
001-0001945-002      $   172,361.48      $    57,299.83        $   154,464.85      $    74,079.37
001-0002906-001      $   181,800.08      $            -        $   172,734.01      $            -
001-0000110-563      $            -      $     8,840.58        $            -      $            -      May-04 Return to ADCB

PAYOFFS
001-0001024-503      $            -      $            -        $            -      $            -         May, 2004 Payoff
001-0001528-003      $            -      $            -        $            -      $            -         May, 2004 Payoff
001-0001830-003      $            -      $            -        $            -      $            -         May, 2004 Payoff
001-0002073-001      $            -      $       448.60        $            -      $            -         May, 2004 Payoff
001-0002073-007      $            -      $            -        $            -      $            -         May, 2004 Payoff
001-0001841-002      $            -      $            -        $            -      $            -         May, 2004 Payoff
001-0002181-001      $            -      $            -        $            -      $            -         May, 2004 Payoff
001-0002163-002      $    24,849.64      $     9,031.61        $            -      $            -         May, 2004 Payoff
001-0002163-001      $    40,297.91      $    22,056.98        $            -      $            -         May, 2004 Payoff
001-0001537-002      $            -      $            -        $            -      $            -        April, 2004 Payoff
001-0002184-001      $            -      $            -        $            -      $            -        April, 2004 Payoff
                     ----------------------------------------------------------------------------
                     $   852,414.70      $   168,959.16        $   701,856.62      $   179,041.19
                     ============================================================================

DEFAULTS
001-0002186-001                                                                                        February, 2004 Default
001-0002186-002                                                                                        February, 2004 Default
                    -----------------------------------------------------------------------------
                    APR DEFAULTS DCB     $     8,840.58       MAY DEFAULTS DCB     $            -
                    =============================================================================
                    APR TOTAL BALANCE    $ 1,021,373.86       MAY TOTAL BALANCE    $   880,897.81
                    =============================================================================

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                  June 14, 2004

With respect to any cumulative data provided on the report prior to USBPS being assigned Successor Servicer, as well as Scheduled Principal Balances, USBPS's figures are based on original data from DVI. USBPS can not warrant the data that is provided from DVI's original information and accordingly disclaims any liability for the accuracy of those figures.

      /s/ Joseph A. Andries
--------------------------------------------------------------------------------
APPROVED BY: JOSEPH A. ANDRIES, SENIOR VICE PRESIDENT OF U.S. BANK PORTFOLIO SERVICES





                                                           Payment Date: 6/14/04